UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)   Feb. 23, 2010

Western Lucrative Enterprises, Inc.

(Exact Name of Issuer as specified in its Charter)

Iowa

(State or Other Jurisdiction of Incorporation)

333-152950	26-3045445
(Commission File Number)	(I.R.S. Employer
Identification Number)

49590 Palo Verde Raod
Morongo Valley, CA	92256
(Address of principal executive	(Zip Code)
offices)

9400 Samel Drive
Morongo Valley,CA	92256
(Former Name or Former Address	(Zip Code)
if Changed Since Last Report)

(760) 363-3819

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On February 23, 2010, the registrant engaged Sam Kan and Company CPA as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Sam Kan and Company CPA regarding any of the matters set forth in Item 304 (a) (2) (i) or (ii) of Regulation S-B.

Item 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No. Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  Feb. 25, 2010

Western Lucrative Enterprises, Inc.

/s/ Randall A. Baker

Randall A. Baker, President, CEO

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